FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   FOHP, INC.
             (Exact name of registrant as specified in its charter)


            New Jersey                                      22-3314813
     -----------------------                            -------------------
     (State of incorporation                             (I.R.S. Employer
        or organization)                                Identification No.)



 3501 State Highway 66, Neptune, New Jersey                        07753
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  (Address of principal executive offices)                       (Zip Code)



        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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        Securities to be registered pursuant to Section 12(g) of the Act:



                                  Common Stock
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                                (Title of class)



--------------------------------------------------------------------------------
                                (Title of class)

Item 1.           Description of Registrant's Securities to be Registered
                  -------------------------------------------------------

         The information required herein is incorporated by reference to the definitive Proxy Statement (the "Proxy Statement") filed by FOHP, Inc. (the "Registrant") with the Securities and Exchange Commission (the "SEC") on March 19, 1997 in connection with the Registrant's 1996 Annual Meeting of Shareholders which was held on April 16, 1997. Such information appears on pages 52 through 57 of the Proxy Statement under the caption "Description of Securities."

Item 2.           Exhibits
                  --------

         The following exhibits are required to be filed as part of this Registration Statement on Form 8-A.

Exhibit No.                            Description
-----------                            ------------

   2.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of New Jersey on April 17, 1997.

   2.2 By-Laws of the Registrant, as amended and restated as of April 16, 1997.

   4.              Specimen certificate representing the Registrant's Common
                   Stock.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                                          FOHP, Inc.  (Registrant)


Date:  June 27, 1997                      By: /s/ Donald Parisi
                                              ----------------------------------
                                              Donald Parisi, Senior Vice
                                              President, Secretary and
                                              General Counsel

                                  EXHIBIT INDEX

                                       TO

                                   FOHP, INC.

                             REGISTRATION STATEMENT

                                       ON

                                    FORM 8-A


Exhibit No.                         Description
-----------                         -----------

   2.1 Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of New Jersey on April 17, 1997.

   2.2 By-laws of the Registrant, as amended and restated as of April 16, 1997.

   4.               Specimen certificate representing the Registrant's
                    Common Stock.